Exhibit 99 Test Results from Vartest Lab

                                 VARTEST LABORATORIES INC
              Specializing in Fiber, Yarn, Fabric & Apparel Testing

                                                             19 West 36th Street
                                                            New York, N.Y. 10018
                                                           Phone: (212) 947-8391
                                                                  (212) 947-8392
                                                             Fax: (212) 947-8719
Textile Testing Services Division

                                 REPORT OF TEST

DATE:   March 10, 1999                                    FILE: CONNEC. AO30199A

CLIENT: RMF Global Inc.
        223 N. Maine Street
        Suite 2
        Pittsburgh, PA 15215 USA

SAMPLE IDENTIFIED BY CLIENT AS:
        Material Submitted
        Color White

TEST PROCEDURES:                            TEST RESULTS:

FABRIC WEIGHT                               0.42 oz/sq yd @ 43.5"
(ASTM D3776):                               = 0.50 oz/lin yd
                                            14.10 grams/sq meter

DENSITY:                                    Less than 0.66
MELT POINT:
(Fisher Johns Apparatus):
     - SOFTENING:                           88°C Average

     -      MELT:                           95°C Average

THERMAL RETENTION
(ASTM D1518-90, MODIFIED):                  Clo Value: 2.0

AIR PERMEABILITY
(ASTM D737):                                0.01 cubic ft./min/sq.ft.

POLYMER TYPE BY FTIR:                       Low Density Polyethylene

HIGH RANGE HYDROSTATIC
(Federal Standard Test
 Method 191A-5512):                         6.41 psi average

RECYCLBILITY:
(Based On Literature Search):               Recycleable as low density
                                            polyethylene (LDPE)

                                     Page 1

               This Report Is Issued Subject To Terms on Reverse

                                 VARTEST LABORATORIES INC
              Specializing in Fiber, Yarn, Fabric & Apparel Testing

                                                             19 West 36th Street
                                                            New York, N.Y. 10018
                                                           Phone: (212) 947-8391
                                                                  (212) 947-8392
                                                             Fax: (212) 947-8719
Textile Testing Services Division

                                 REPORT OF TEST

DATE:   March 1, 1999                                    FILE: CONNEC. A030999A

CLIENT: RMF Global Inc.
        223 N. Maine Street
        Suite 2
        Pittsburgh, PA 15215 USA

SAMPLE IDENTIFIED BY CLIENT AS:
        Material Submitted
        Color White

TEST PROCEDURES:                            TEST RESULTS:

MOISTURE VAPOR PERMEABILITY
(ASTM E96):                                 5.00 g/sq meter/24 hrs

45 DEGREE FLAMMABILITY PER PART 1610 OF THE FLAMMABLE FABRICS ACT
(PLAIN FABRIC):

             UNREFURBISHED
      BURN TIME: (sec)   BURN TYPE
LENGTH   SRU SCREEN DNI                 REFURBISHED - METHOD ASTM D1230:
WIDTH    SRU SCREEN        DNI             BURN TIME (sec)  BURN TYPE
         SRU               DNI                SRU             *IBE
         SRU              *IBE                SRU             *IBE
         SRU              *IBE                SRU             *IBE
         SRU              *IBE                SRU             *IBE
         SRU              *IBE                SRU             *IBE
Average: SRU seconds                 Average: SRU seconds

SIDES OF FABRIC TESTED:   FACE
FABRIC DIRECTION:         LENGTH
TEST RESULT:              PASS - Class 1, Normal Flammability

ABBREVIATIONS FOR PLAIN FABRIC BURN TYPE:
   IBE - Ignited but extinguished.
  *IBE - Ignited but extinguished, burn goes under cord without breaking it.
   DNI - Did not ignite.
   BB  - Base Burn
NOTE: SRU = Stop Cord Remains Unbroken - No Burn Time Available

Signed For The Company By
/s/ Adam R. Varley
Adam R. Varley
Technical Director
GH/03/58...LJ/03

                This Report Is Issued Subject To Terms on Reverse

                                 VARTEST LABORATORIES INC
              Specializing in Fiber, Yarn, Fabric & Apparel Testing

                                                             19 West 36th Street
                                                            New York, N.Y. 10018
                                                           Phone: (212) 947-8391
                                                                  (212) 947-8392
                                                             Fax: (212) 947-8719
Textile Testing Services Division

                                 REPORT OF TEST

DATE:   August 16, 2000                                   FILE: CONNEC. AO80800B

CLIENT: RMF Global Inc.                                ATTN: Mr. Joseph Riccelli
        223 N. Maine Street
        Suite 2
        Pittsburgh, PA 15215 USA

SAMPLE IDENTIFIED BY CLIENT AS:

        Fabric Sample Submitted
        Style: Quilted Tricot
        1 Layer Eliotex, 1 Layer Non-Woven Scrim
        Color White/Black

TEST PROCEDURES:                            TEST RESULTS:

AIR PERMEABILITY
(ASTM D737):                                3.21 cubic ft./min/sq. ft.

THERMAL RETENTION
(ASTM D1518-90):                            Clo Value: 2.25

MOISTURE VAPOR PERMEABILITY
(ASTM E96):                                 179.2 g/sq meter/24 hrs average

                                    [Vartest Laboratories
                                   Tested & Evaluated Seal]

Signed For The Company By
/s/ Adam R. Varley
Adam R. Varley
Technical Director
GR/08/64

                This Report Is Issued Subject To Terms on Reverse

                                 VARTEST LABORATORIES INC
              Specializing in Fiber, Yarn, Fabric & Apparel Testing

                                                             19 West 36th Street
                                                            New York, N.Y. 10018
                                                           Phone: (212) 947-8391
                                                                  (212) 947-8392
                                                             Fax: (212) 947-8719
Textile Testing Services Division

                                 REPORT OF TEST

FILE:   CONNEC. AO3O199A
SAMPLE IDENTIFIED BY CLIENT AS:
        Material Submitted
        Color White

BIODEGRADABLE:
(Based On Literature Search):               Limited biodegradability typical
                                            of LDPE.

THICKNESS:                                  0.021 inches

FILM BREAKING STRENGTH
(CPFA-27):
     - MACHINE DIRECTION:
TENSILE STRENGTH @ BREAK:                   142 lbs/sq.inch cross section area.

AVERAGE ELONGATION @ BREAK:                 40.0%

 - CROSS MACHINE DIRECTION:
TENSILE STRENGTH @ BREAK:                   47 lbs/sq.inche cross section area.

AVERAGE ELONGATION @ BREAK:                 51.0%

Signed For The Company By
/s/ Adam R. Varley
Adam R. Varley
Technical Director
LJ/03/38..EA/03

                                     Page 2

                This Report Is Issued Subject To Terms on Reverse